UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 15, 2005
____________________________________

ELECTRIC AQUAGENICS UNLIMITED, INC.
(Exact name of registrant as specified in charter)
_____________________________________________

Delaware	333-86830	87-0654478

(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1464 W. 40 S. Suite 200
Lindon, Utah	84042

(Address of Principal Executive Office)	(Zip Code)

(801) 443-1031

(Registrant's Executive Office Telephone Number)

Item 1.01 Entry into a Material Definitive Agreement.

On December 31, 2004 Electric Aquagenics Unlimited, Inc. ("Registrant" or the "Company") entered into a definitive "Agreement and
Plan of Acquisition" ("Agreement") with Aquagen International, Inc., a Nevada corporation ("Aquagen"), to acquire all of Aquagen's assets, including all right, title and interest in and to Aquagen's proprietary oxygen supplement products, its goodwill, its name, its formulas, its customer lists and contracts and all other tangible and intangible assets. On March 11, 2005, the Agreement was executed by all parties. The consideration for the purchase of Aquagen's assets is 321,429 of Registrant's common stock, to be distributed pro rata to all of Aquagen's shareholders; forgiveness of debt in the amount $75,000, representing loans extended to
Aquagen by Registrant in October, November and December 2004; payment of $125,000 in Aquagen debt to VIP WorldNet, Inc.; and
assumption of certain other liabilities, including credit card debt and outstanding vendor debt in the amount of approximately
$100,000. Aquagen International, Inc. will remain a separate Nevada corporation and will amend its articles of incorporation to change its name by April 10, 2005. The Aquagen assets purchased under the Agreement have been transferred to an EAU wholly owned subsidiary. A copy of the Agreement is attached as Exhibit 4.1 and included herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

From February 10, 2005 to March 11, 2005, the Company sold an aggregate of 850,000 shares of its $0.0001 par value common stock, at a price of $3.50 per share, in a private transaction to accredited investors through the efforts of Nexcore (see Item 5, below, which is incorporated herein by reference). The aggregate consideration received equals $2,972,000.

These securities were sold in a transaction exempt from registration pursuant to Section 4(2) of the Securities Act of 1933 and Rule
506 of Regulation D promulgated thereunder. The transaction is exempt under Section 4(2) of the Securities Act of 1933 because it did not involve a public offering, and on the basis that each investor is an accredited investor as defined in Rule 501 of Regulation
D. The shares sold are "restricted securities" as defined in Rule 144 (a)(3).  Further, each common stock certificate issued in connection with this private offering will bear a legend providing, in substance, that the securities have been acquired for investment only and may not be sold, transferred or assigned in the absence of an effective registration statement or opinion of the
Company's counsel that registration is not required under the Securities Act of 1933.

The Company paid to Nexcore in the offering a cash fee in the amount of nine percent (9%) of the aggregate gross proceeds to the
Company from the sale of the Shares through the efforts of Nexcore. In addition, the Company paid to Nexcore a non-accountable expense allowance equal to three percent (3%) of the aggregate gross proceeds to the Company from the sale of the Shares through the efforts of Nexcore and will issue a five (5) year warrant to purchase shares of the Company's common stock totaling up to nine percent (9%) of the number of Shares sold through the efforts of Nexcore at an initial exercise price of $5.00 per share. The
Company has agreed to indemnify Nexcore against certain liabilities, and the Company paid its own costs in connection with the offering.

Item 5 Other Events

On March 11, 2005, the Company completed its Selling Agreement (the "Selling Agreement") with Nexcore Capital, Inc. ("Nexcore"), pursuant to which Nexcore acted as a non-exclusive selling agent for the Company in connection with the Company's offering of a total of 850,000 shares of its $0.0001 par value common stock (the "Shares") for a total mount of $2,972,000 (See Item 3.02 above, which is incorporated herein by reference). Pursuant to the Selling Agreement, the Company paid to Nexcore a cash fee in the amount of nine percent (9%) of the aggregate gross proceeds to the Company from the sale of the Shares through the efforts of Nexcore. In addition, the Company paid to Nexcore a non-accountable expense allowance equal to three percent (3%) of the aggregate gross proceeds to the
Company from the sale of the Shares through the efforts of Nexcore, and pursuant to the terms of the Selling Agreement. The Company will issue to Nexcore a five (5) year warrant to purchase shares of the Company's common stock totaling up to nine percent (9%) of the number of Shares sold through the efforts of Nexcore at an initial exercise price of $5.00 per share. The Company indemnified
Nexcore against certain liabilities, and the Company paid its own costs in connection with the offering described in the Selling
Agreement.

Item 9.01     Financial Statements and Exhibits.

(c)      Exhibits.

EXHIBIT NO.	DESCRIPTION
4.1	Agreement and Plan of Acquisition between Electric Aquagenics Unlimited, Inc. and Aquagen International, Inc., dated March 11, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ELECTRIC AQUAGENICS UNLIMITED, INC.

Date: March 15, 2005	By: /S/Gaylord M. Karren. Name: Gaylord M. Karren Title: Chief Executive Officer

Exhibit 2.02

SCHEDULE OF OFFICERS AND DIRECTORS
Aquagen, Inc.

Board of Directors

Chairman of the Board: Joanne Clinger
John Hopkins: Board Member
Brett Clinger: Board Member

Officers

Joanne Clinger: President, CEO
Brett Clinger: Executive Vice President, Secretary & Treasurer
William Shupe: Assistant Secretary
Wayne Reichmann: General Manager

Exhibit 3.01 (A)

SCHEDULE OF AQUAGEN'S SHAREHOLDERS

This schedule is maintained by AQUAGEN and its Transfer Agent and is available. A schedule will not be attached to this Agreement.

Exhibit 3.01 (B)

SCHEDULE OF THE ASSUMED LIABILITIES

The Assumed Liabilities are as follows:

1. ADinfinituum -- Public Relations firm: $24,000
2. Revolving Credit Card Debt: Approximately $70,000
3. Rent on Salt Lake City Office for January-March, 2005.
4. Miscellaneous debt at Pro Pak and labeling firm: approximately $5,000

Exhibit 4.1

AGREEMENT AND PLAN OF ACQUISITION

THIS AGREEMENT AND PLAN OF ACQUISITION (this "Agreement") is dated and made as of this ____ day of March 2005 and is made effective December 31, 2004, and is by and between Aquagen International, Inc., a publicly held Nevada corporation ("AQUAGEN") and Electric Aquagenics Unlimited, Inc., a publicly traded Delaware corporation ("EAU").

W I T N E S S E T H:

WHEREAS, the Boards of Directors of AQUAGEN and EAU deem the acquisition by EAU of AQUAGEN's assets and certain liabilities
(referred to herein collectively as the "Assets") on the terms herein set forth to be desirable and in the best interests of their respective stockholders and, subject to approval by their respective shareholders, desire to adopt this Agreement and Plan of
Acquisition to result in a tax-free reorganization within the meaning of Section 368(a)(1)(A) of the Internal Revenue Code of 1954,
as amended; and

WHEREAS, the Boards of Directors of AQUAGEN and EAU have approved this Agreement and have directed that this Agreement and the acquisition of the Assets contemplated hereby (the "Acquisition") be submitted to their respective stockholders, if applicable, for adoption.

NOW THEREFORE, in consideration of the premises and of the mutual representations, warranties, covenants and agreements contained herein, AQUAGEN and EAU hereby agree that EAU shall acquire the Assets, and that the plan, terms and conditions of such
Acquisition shall be as follows:

ARTICLE I
Plan of Acquisition of EAU with and into AQUAGEN

1.01. The Acquisition. On the Effective Date of the Acquisition (as defined in Article 1.05), EAU shall acquire the Assets and AQUAGEN shall continue its corporate existence under the laws of the State of Nevada and AQUAGEN shall possess all of the rights, privileges, immunities, powers, franchises and authority, of a public as well as of a private nature; and the Assets and property of every description, real, personal and mixed, and every interest therein, wherever located, and the debts or other obligations belonging to or due to AQUAGEN that are assumed hereunder, and all things in action or belonging to AQUAGEN on whatever account, shall be vested in EAU and all assets, property, rights, privileges, immunities, powers, franchises and authority, and all and every other interest of AQUAGEN be thereafter as effectually the property of EAU as they were of AQUAGEN but certain rights of creditors and all liens upon any property of AQUAGEN shall be preserved unimpaired, and all debts, liabilities and duties not assumed hereunder of AQUAGEN thenceforth shall be attached to AQUAGEN and may be enforced against AQUAGEN. AQUAGEN shall amend its articles of incorporation and change its name within 30 days of the Closing, defined hereinafter.

1.02. Adoption of Acquisition Plan; Requirement of Shareholder Approval of AQUAGEN; Dissenters' Rights;
Notification. The Acquisition contemplated hereby will require shareholder approval of the transaction, as to AQUAGEN under Nevada corporate law, Sections 78.451 through 78.466, Nevada Revised Statutes ("NRS"), as amended, titled ACQUISITION; EXCHANGE OF SHARES and Nevada corporate law, Title 8, Sections 211 through 233, Titled, Meetings, Elections, Voting and Notice ("Nevada Statutes"). If Nevada law requires that AQUAGEN give dissenters' rights of appraisal as contemplated in the NRS, AQUAGEN will do so. AQUAGEN shall not solicit proxies in connection with this meeting of stockholders. It is anticipated that EAU will create a wholly owned subsidiary known as Aquagen, International, Inc., that will be a wholly owned subsidiary of EAU (the "Aquagen Subsidiary").

1.03. Proposals To Be Approved By The Shareholders Of AQUAGEN. The AQUAGEN's Shareholders shall approve the following proposals: (A) approval of this Agreement and the Acquisition contemplated hereby; (B) approval of the slate of Officers and those who will assume positions on the Board of the Aquagen Subsidiary upon the Closing, persons to be designated by EAU (see
Article 2.02 below); and (C) approval of any other matter contemplated by this Agreement.

1.04. Establishment of Record Date. The Record Date for those AQUAGEN shareholders entitled to vote on this
Agreement shall be the Closing or a later date as agreed by the Parties.

1.05. Effective Date of the Acquisition. The Acquisition shall become effective as of December 31, 2004 (the
"Effective Date of the Acquisition").

1.06. Instruments and Further Assurances. From time to time, as and when requested by AQUAGEN, or by its successors or assigns, the officers and directors of AQUAGEN last in office shall execute and deliver such deeds and other instruments for transfer and shall take or cause to be taken such further or such other actions as shall be reasonably necessary in order to vest or perfect in EAU, or to confirm of record or otherwise to EAU, to the extent such officers and directors have the power so to do, title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of AQUAGEN.

ARTICLE 2
Directors and Officers and By-Laws

2.02. Directors and Officers. Upon the Effective Date of the Acquisition, the officers and directors of AQUAGEN, shall consist of the persons identified in Exhibit 2.02 hereto.

2.03. By-Laws. The By-Laws of AQUAGEN, as in effect on the Effective Date of the Acquisition, shall be the
By-Laws of the surviving corporation, until they are amended as provided therein or otherwise by law.

ARTICLE 3
Consideration

3.01 Consideration. The consideration for EAU's purchase of the Assets is as follows:

(A) Stock Consideration. 321,429 shares of EAU's common stock (the "EAU Stock Consideration"), distributed as follows:

(i) At the Closing there shall be approximately 7,900,000 shares of AQUAGEN issued and outstanding (the
"AQUAGEN Shares"). The AQUAGEN Shares shall be held as set forth on Exhibit 3.01 (A).

(ii) Each of the issued and outstanding shares of AQUAGEN on the Closing of the Acquisition will receive pro rata the EAU Stock Consideration. The Aquagen Shareholders shall retain the Aquagen Shares. Within 30 days of the Closing Date,
EAU shall issue the EAU Stock Consideration to the AQUAGEN Shareholders.

(B) Cash Consideration. Payment of $125,000, to be paid to VIP WorldNet, Inc. to repay loans advanced to AQUAGEN
(the "Cash Consideration"). The Cash Consideration shall be paid in full at Closing

(C) Assumption; Forgiveness of Liabilities. EAU shall assume the liabilities set forth on Exhibit 3.01, attached hereto and incorporated herein by reference (the "Assumed Liabilities"). Any liability not included on Exhibit 3.01 (B)
shall remain an obligation and liability of AQUAGEN, post Closing.

EAU shall also forgive $75,000 in loans tendered to AQUAGEN in October, November and December 2004.

ARTICLE 4
Closing; Effective Date of Acquisition

4.01 Closing. The closing of the transaction contemplated by this Agreement shall take place at EAU's corporate office in Lindon, Utah at such date and time, within five (5) business days after the satisfaction or waiver of the last of the conditions set forth in Articles 9, 10 and 11 hereof to be satisfied or waived, as the Parties may fix. The Closing of such transactions is herein called the "Closing" and the date of that Closing is referred to herein as the "Closing Date."

4.02 Effective Date. Subject to the conditions in this Agreement and to the execution and filing of certificates or articles of Acquisition and other documents as may be required by Nevada corporate law, the Effective Date shall be
December 31, (the "Effective Date of the Acquisition").

ARTICLE 5
Representations and Warranties of AQUAGEN

5.01. Organization, Standing, Qualification, etc. AQUAGEN is a publicly held Nevada corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. AQUAGEN has at all times had requisite corporate power and is been duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own its properties and assets and to carry on any business it has conducted. To the best knowledge, information and belief of management, the nature of AQUAGEN's business and the ownership of its properties have not required it to become qualified as a foreign corporation in any state in which has not been so qualified.

5.02. Capitalization. The authorized capital stock of AQUAGEN consists of 150,000,000 shares of common stock and
25,000,000 shares of preferred stock, with $.001 par value, of which approximately 7,900,000 shares will be outstanding at the
Closing. All issued and outstanding shares are and will be duly authorized, fully paid, validly issued and non-assessable in accordance with applicable law. No dividends or other distribution of the assets of AQUAGEN have been declared or paid in the capital stock of AQUAGEN. There are no outstanding warrants, options, preemptive rights or rights to subscribe for or purchase any shares of AQUAGEN's capital stock or any outstanding securities that are convertible into AQUAGEN's capital stock. The AQUAGEN
Shares to be issued pursuant to this Agreement have been duly authorized and, when issued to the shareholders of EAU in exchange for their EAU Common Stock will be validly issued, fully paid and non-assessable.

5.03 Articles of Incorporation, By-Laws and Minutes. The complete Articles of Incorporation and the By-Laws of
AQUAGEN, as will be in effect on the Effective Date of the Acquisition, are attached hereto as Exhibit 5.03.

5.04. Financial Statements and Assets. AQUAGEN's unaudited financial statements for the fiscal year ended
December 31, 2004 are attached hereto as Exhibit 5.04. All such financial statements have been prepared in by AQUAGEN and have not been audited or reviewed. As of the date of any of such balance sheets, except as and to the extent reflected or reserved against therein, AQUAGEN did not have any liabilities or obligations (absolute or contingent) which should be reflected in a balance sheet or the notes thereto, and all assets reflected therein are, to the best knowledge, information and belief of management, properly reported and present fairly the value of the assets of AQUAGEN in accordance with generally accepted accounting principles. To the best knowledge, information and belief of management, such statements of operations present fairly the results of operations of
AQUAGEN for the periods indicated. To the best knowledge, information and belief of management, such statements of changes in financial position present fairly the information that should be presented therein. The books and records, financial and others, of
AQUAGEN are in all material respects complete and correct and have been maintained in accordance with good business and accounting practices.

5.05. Authorization. The Board of Directors and shareholders of AQUAGEN have approved this Agreement and the transaction contemplated hereby, have authorized the execution and delivery of this Agreement of AQUAGEN and have authorized the execution and delivery of this Agreement. AQUAGEN has full power, authority and legal right to enter into this Agreement and this
Agreement constitutes a legal, valid and binding obligation of AQUAGEN enforceable in accordance with its terms. The parties have agreed that Aquagen shall retain the formula for its stabilized liquid oxygen product in a safe deposit box and share the formula with one EAU employee subsequent to the Closing. A copy of AQUAGEN's board of directors' and shareholder approval is attached hereto as Exhibit 5.05.

5.06. Litigation. There is no action, suit, proceeding or investigation pending, at law or in equity, or to the knowledge of AQUAGEN's management, threatened, against or affecting AQUAGEN before or in any court, either state or federal, public board, or body which calls into question the creation, organization or existence of AQUAGEN, the validity of this Agreement or the authority of AQUAGEN to execute, deliver and carry out the terms of the Agreement or which judgment, order or finding can reasonably be expected to have a material adverse effect on the condition (financial or otherwise) of AQUAGEN. .

5.07. Subsidiaries. AQUAGEN owns no subsidiary.

5.08. Compliance with Law and Other Instruments. AQUAGEN is not in violation or default of any term of its
Articles of Incorporation or By-Laws, or of any agreement, contract, commitment, instrument, indenture, judgment, decree or order, applicable to it and, to the best of management's knowledge, it has timely filed all reports and any other documents required by it to be filed with any governmental agency, including the Commission. The execution, delivery and performance of this Agreement and the taking of action contemplated hereby will not result in any violation of or be in action contemplated hereby will not result in any violation of or be in conflict with or constitute a default under (A) the Article of Incorporation or By-Laws of AQUAGEN, or (B)
any material agreement or instrument to which AQUAGEN or any consolidated subsidiary is a party or by which it is bound, or (C) any material judgment, decree or order to which AQUAGEN is subject, or result in the creation of any material lien, charge or encumbrance on any of the properties or other assets of AQUAGEN.

5.09. Contracts and Commitments. Other than as disclosed in the AQUAGEN Financial Statements: (A) There are no material contracts, agreements, franchises, license agreements or other commitments to which AQUAGEN is a party or by which it or any of its properties are bound; (B) AQUAGEN is not a party to any contract, agreement, other commitment or instrument or subject to any charter or other corporate restriction or any judgment, order, writ, injunction, decree or award which materially and adversely affects, or in the future may (as far as AQUAGEN can now foresee), materially and adversely affect, the business, operations, properties, assets or condition of AQUAGEN; and (C) AQUAGEN is not a party to any material oral or written (i) contract for the employment of any officer or employee which is not terminable on 30 days' (or less) notice, (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension or retirement plan, agreement or arrangement, (iii) agreement, contract or indenture relating to the borrowing of money, (iv) guaranty of any obligation, other than one on which AQUAGEN is a primary obligor, for the borrowing of money or otherwise, excluding endorsements made for collection and other guaranties of obligations, which, in the aggregate do not exceed $1,000, (v) consulting or other similar contract with an unexpired term of more than one year or providing for payments in excess of $1,000 in the aggregate, (vi) collective bargaining agreement, (vii) agreement with any present or former officer or director of AQUAGEN, or (viii) consent, agreement or other commitment involving payments by it of more than $1,000 in the aggregate.

5.10. Liabilities. Except as disclosed or provided for in the AQUAGEN Financial Statements, AQUAGEN, to the best of its knowledge after due inquiry, has no debt, obligation or liability of any nature, whether accrued, absolute, contingent or otherwise, whether due or to become due to any person or entity, including any of its officers, directors, or shareholders, in excess of $1,000. EAU shall only be responsibilities for the Assumed Liabilities.

5.11. Title to Properties and Related Matters. There are no contracts, judgments or claims which would limit the ability of AQUAGEN to hold title to any properties necessary for it to do the business contemplated by this agreement, or which would subject any such properties to any impairment, lien or claim of any type or sort.

5.12. Directors and Officers. The Board of Directors and principal officers of AQUAGEN, as of the date of the
Closing and will resign and be replaced by those identified on Exhibit 2.01.

5.13. Compliance with Laws and Regulations. AQUAGEN has complied with all applicable statues and regulations of any federal, state or other applicable jurisdiction or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets or condition of AQUAGEN or except to the extent that noncompliance would not result in the incurrence of any material liability.

5.20. Absence of Certain Changes or Events. Since December 31, 2004 and except as set forth in or permitted by this Agreement and the Exhibits hereto, there has not been, with respect to AQUAGEN:

(A) Any change in the business, operations, method of management or accounting, or financial condition or the manner of conducting the business of AQUAGEN other than changes in the ordinary course of business, none of which has had a material adverse effect on such business, operations or financial condition, taken as a whole, or changes resulting from compliance with this Agreement;

(B) Any damage, destruction or loss (whether or not covered by insurance) materially and adversely affecting the assets, business, operations or condition of AQUAGEN;

(C) Any declaration, setting aside or payment of any dividend or other distribution in respect of the shares of AQUAGEN of any class, or any direct or indirect redemption, purchase or other acquisition of any shares of any class of AQUAGEN;

(D) Any material increase in the direct or indirect compensation or other benefits payable or to become payable by AQUAGEN to any of its officers, directors, employees or agents over the respective rates and amounts set forth the in the AQUAGEN Financial Statements;

(E) Any sale, lease, abandonment or other disposition by AQUAGEN of any real property otherwise than in the ordinary course of business, or any sale, assignment, transfer, license or other disposition by AQUAGEN of any tangible or intangible asset;

(F) Any grant of any option, warrant or right to purchase, or other right to acquire shares of any class of AQUAGEN granted to any person;

(G) Any employment, bonus or deferred compensation agreement entered into between AQUAGEN and any of its directors, officers or other employees or consultants;

(H) Any issuance of shares of AQUAGEN beyond the shares then issued and outstanding, with the exception of the issuances of shares disclosed by this Agreement and shares issued to Alexander Lindale, LLC to pay for investment banking services performed in 2004.

(I) Any indebtedness incurred by AQUAGEN for borrowed money not now repaid, or any commitment to borrow money entered into by AQUAGEN;

(J) Any amendment of the Article of Incorporation or By-Laws of AQUAGEN;

(K) Any material obligation or liability, absolute or contingent, paid except current liabilities reflected in or shown on the most recent balance sheet included in the AQUAGEN Financial Statements and current liabilities incurred since that date in the ordinary course of business or in connection with this transaction;

(L) Any sale or transfer, or any agreement, arrangement or option for the sale or transfer, of any of its assets, property or rights having an aggregate value of $1,000 or more; or

(M) Any other material transaction.

Notwithstanding the foregoing, any or all of the foregoing changes or events shall be permitted upon the written consent of EAU by action or its Board of Directors, evidenced by the delivery by EAU to AQUAGEN of a certified copy of resolutions of such Board specifying the change or event consented to by EAU.

ARTICLE 6
Representations and Warranties of EAU

EAU hereby warrants and represents to AQUAGEN as follows:

6.01. Organization, Standing, Qualification, etc. EAU is a Delaware corporation engaged in the development, marketing and sales of its proprietary Empowered Water(TM) through various and diverse marketing channels. It was duly organized in
2000.

6.02. Capitalization. The authorized capital stock of EAU consists of, 50,000,000 shares of common stock, having
..0001 par value of which no more than 8,000,000 shares will be issued and outstanding as of the Closing. All outstanding shares of
EAU are duly authorized, fully paid, validly issued and non-assessable in accordance with applicable law. No dividends or other distribution of the assets of EAU have been declared or paid in the capital stock of EAU. There are no outstanding warrants, options, preemptive rights or rights to subscribe for or purchase any shares of EAU's capital stock or any outstanding securities that are convertible into EAU's capital stock.

6.03. Articles of Incorporation and By-Laws. The complete Articles of Incorporation and the By-Laws of EAU as will be in effect on the Closing Date, are attached hereto as Exhibit 6.03.

6.04. Financial Statements and Assets. EAU's audited financial statements are attached hereto as Exhibit 6.04.

6.05. Authorization. The Board of Directors of EAU has approved this Agreement and the transactions contemplated hereby, have authorized the execution and delivery of this Agreement by EAU. EAU has full power, authority and legal right to enter into this Agreement and to consummate the transactions contemplated hereby and this Agreement constitutes a legal, valid and binding obligation of EAU enforceable in accordance with its terms. A copy of EAU's board of directors' approval is attached hereto as
Exhibit 6.05.

6.06. Litigation. There is no action, suit, proceeding or investigation pending, at law or in equity, or to the knowledge of EAU's management, threatened, against or affecting EAU before or in any court, either state or federal, public board, or body which calls into question the creation, organization or existence of EAU, the validity of this Agreement or the authority of
EAU to execute, deliver and carry out the terms of the Agreement or which judgment, order or finding can reasonably be expected to have a material adverse effect on the condition (financial or otherwise) of EAU. EAU has no knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or governmental agency or instrumentality.

6.07. Subsidiaries. EAU owns EquiLease, Inc., a Nevada corporation.

6.08. Compliance with Law and Other Instruments. EAU is not in violation or default of any term of its Articles of Incorporation or By-Laws, or of any agreement, contract, commitment, instrument, indenture, judgment, decree or order, applicable to it and has timely filed all reports and any other documents required by it to be filed with any governmental agency. The execution, delivery and performance of this Agreement and the taking of action contemplated hereby will not result in any violation of or be in conflict with or constitute a default under (A) the Articles of Incorporation or By-Laws of EAU, or (B) any material agreement or instrument to which EAU or any consolidated subsidiary is a party or by which it is bound, or (C) any material judgment, decree or order to which EAU is subject, or result in the creation of any material lien, charge or encumbrance on any of the properties of EAU.

6.09. Contracts and Commitments. EAU is not a party to any contract, agreement, other commitment or instrument or subject to any charter or other corporate restriction or any judgment, order, writ, injunction, decree or award which materially and adversely affects, or in the future may (as far as EAU can now foresee), materially and adversely affect, the business, operations, properties, assets or condition of EAU.

6.10 Liabilities. EAU, to the best of its knowledge, after due inquiry, has no debt, obligation or liability of any nature, whether accrued, absolute, contingent or otherwise, whether due or to become due to any person or entity, including any of its officers, directors, or shareholders, that would threaten EAU (or its subsidiary's) existence or ability or pay its debts as they occur.

6.11 Title to Properties and Related Matters. EAU has good and marketable title to all of its properties, interests in properties and assets, real and personal, free and clear of all mortgages, liens, pledges, charges or encumbrances.

6.12 Directors and Officers. The Board of Directors and principal officers of EAU, as of the date hereof, are those persons who will serve as officers and directors of AQUAGEN after the Closing and are identified on Exhibit " identified in
Exhibit 2.02 hereto.

6.13. Tax Returns. EAU has filed tax returns for all years up to 2003.

6.14 Shareholder List. Attached hereto as Exhibit 6.14 is an alphabetical list of all of the shareholders of
EAU and the number of shares of EAU Common Stock owned by each of them.

6.15 Compliance with Laws and Regulations. EAU has complied with all applicable statutes and regulations of any federal, state or other applicable jurisdiction or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets or condition of EAU or except to the extent that noncompliance would not result in the incurrence of any material liability.

6.16 Material Contract Defaults. Neither EAU nor any other party is in default in any material respect under the terms of any outstanding contract, agreement, lease or other commitment which is material to the business, operations, properties or assets or the condition of EAU and there is no event of default or event which, with notice of lapse of time or both, would constitute a default in any material respect under any such contract, agreement, lease or other commitment in respect of which it has not taken adequate steps to prevent such a default from occurring.

6.17 Absence of Certain Changes or Events. Since the date of its attached financial statements and except in connection with or as set forth in or permitted by this Agreement and the Exhibits hereto, there has not been, with respect to EAU:

A. Any change in the business, operations, method of management or account, or financial condition or the manner of conducting the business of EAU other than changes in the ordinary course of business, none of which has had a material adverse effect on such business, operations or financial condition, taken as a whole;

B. Any damage, destruction or loss (whether or not covered by insurance) materially and adversely affecting the assets, business, operations or condition of EAU;

C. Any declaration, setting aside or payment of any dividend or other distribution in respect of the shares of EAU of any class, or any direct or indirect redemption, purchase or other acquisition of any shares of any class of EAU by EAU;

D. Any material increase in the direct or indirect compensation or other benefits payable or to become payable by EAU to any of its officers, directors, employees or agents over the respective rates and amounts set forth in the EAU Financial
Statements;

E. Any sale, lease, abandonment or other disposition by EAU of any real property otherwise than in the ordinary course of business, or any sale, assignment, transfer, license or other disposition of EAU of any tangible or intangible asset;

F. Any material obligation or liability, absolute or contingent, paid or incurred except current liabilities in the ordinary course of business and costs incurred in connection with this transaction;

G. Any material obligation or liability, absolute or contingent, paid except current liabilities reflected in or shown on the most recent balance sheet included in the EAU Financial Statements, and current liabilities incurred since that date in the ordinary course of business or in connection with this transaction; or

H. Any sale or transfer, or any agreement arrangement or option for the sale or transfer, of any of its assets, property or rights having an aggregate value of $10,000 or more (other than in the ordinary course of business).

Notwithstanding the foregoing, any or all of the foregoing changes or events SHALL be permitted upon the written consent of AQUAGEN by Action or its Board of Directors, evidenced by the delivery by AQUAGEN to EAU of a certified copy of resolutions of such Board specifying the change or even consented to by AQUAGEN.

6.19. Books and Records. From the date of this Plan to the Closing, EAU will (A) give to AQUAGEN full access during normal business hours to all of its offices, books, records, contracts and other corporate documents and properties so that
AQUAGEN may inspect and audit them; and (B) furnish such information concerning the properties and affairs of EAU as AQUAGEN may reasonably request.

Article 7
Covenants of EAU Prior to Closing Date

Between the date hereof and the Closing Date:

7.01. Access. EAU will afford to the officers and other authorized representatives of AQUAGEN, access to the properties, books and records of EAU and will furnish AQUAGEN with such additional financial and operating data and other information as to the business and properties of EAU, as may be necessary for AQUAGEN to evaluate thoroughly, prior to the Effective Date of the
Acquisition, the business, assets, operations and financial condition of EAU, as AQUAGEN may from time to time reasonably request.
If, for any reason, the Acquisition contemplated by the agreement is not consummated, AQUAGEN will use its best efforts to cause all confidential information obtained by it from EAU to be treated as such, will also use its best efforts not to use such information in a manner detrimental to EAU and will promptly return to EAU all documents, papers, books, records and other materials (and all copies thereof) obtained from EAU in the course of its investigation and evaluation of EAU.

7.02. Representations. EAU will take all action necessary to render accurate, as of the Effective Date of the
Acquisition, EAU's representations and warranties contained herein, and it will refrain from taking any action that would render any such representation or warranty inaccurate as of such time. EAU will use its best efforts to perform or cause to be satisfied each covenant or condition to be performed or satisfied by it.

7.03. Preservation of Business. EAU will carry on its business in substantially the same manner as it has heretofore and SHALL perform in all material respects all of its obligations under material contracts, leases and documents relating to or affecting its assets, property and business and will use its best efforts to preserve intact its business organization and its good will with its suppliers, customers and other having business relations with it.

7.04. Approvals. EAU will use its best efforts to obtain all licenses or other approvals required to be obtained by it from any appropriate governmental or regulatory body or other person in connection with the carrying out of the transactions contemplated by this Agreement and the continued operation of its business after the Acquisition.

7.05. Notice of Breach. EAU will immediately give notice to AQUAGEN of the occurrence of any event or the failure of any event to occur that results in a breach of any of EAU's representations or warranties or a failure by EAU to comply with any covenant, condition or agreement contained herein.

7.06. Information To Be Supplied. EAU will furnish AQUAGEN with all information concerning EAU, its officers, directors and shareholders that is reasonably required for inclusion in the proxy statement or information statement materials to be used by AQUAGEN to obtain the approval of EAU's and AQUAGEN's shareholders to this Plan and Agreement (the "Proxy Materials").

ARTICLE 8
Covenants of AQUAGEN Prior to the Effective Date of Acquisition

Between the date hereof and the Effective Date of the Acquisition:

8.01. Stockholders' Meeting. The Board of Directors of AQUAGEN will submit this Agreement to its stockholders for their approval and will conduct a shareholders' meeting in accordance with Nevada Law. A copy of AQUAGEN's shareholders' approval is attached hereto as Exhibit 8.01.

8.02. Access. AQUAGEN will afford to the officers and other authorized representatives of EAU, access to the plants, properties, books and records of AQUAGEN and will furnish EAU with such additional financial and operating data and other information as to the business and properties of AQUAGEN, as may be necessary for EAU to evaluate thoroughly, prior to the Effective
Date of the Acquisition, the business, assets, operations and financial condition of AQUAGEN, as EAU may from time to time reasonably request. If, for any reason, the Acquisition contemplated by the Agreement is not consummated, EAU will use its best efforts to cause all confidential information obtained by it from AQUAGEN to be treated as such, will also use its best efforts not to use such information in a manner detrimental to AQUAGEN and will promptly return to AQUAGEN all documents, papers, books, records and other materials (and all copies thereof) obtained from AQUAGEN in the course of its investigation and evaluation of AQUAGEN.

8.03. Representations. AQUAGEN will take all action necessary to render accurate, as of the Effective Date of the
Acquisition, AQUAGEN's representations and warranties contained herein, and it will refrain from taking any action that would render any such representation or warranty inaccurate as of such time. AQUAGEN will use its best efforts to perform or cause to be satisfied each covenant or condition to be performed or satisfied by it.

8.04. Preservation of Business. AQUAGEN will not initiate or carry on any business except that is necessary to prepare itself to close this agreement between the dates hereof and the Closing Date.

8.05. Approvals. AQUAGEN will use its best efforts to obtain all licenses or other approvals required to be obtained by it from any appropriate governmental or regulatory body or other person in connection with the carrying out of the transactions contemplated by this Agreement.

8.06. Public Announcements. AQUAGEN will not, without the prior consent of EAU (or, in the case of an announcement required by applicable securities law, without prior consultation with EAU) make any announcement to the public concerning the transactions contemplated by this Agreement.

8.07. Negotiations with Third Parties. AQUAGEN will not, without the prior approval of EAU, initiate or encourage discussions or negotiations with third parties relating to or otherwise approve (or approve without prior discussions with
EAU any unsolicited offer regarding) any Acquisition, sale, or other disposition of any substantial part of AQUAGEN's assets or stock.

8.08. Required Information. AQUAGEN will furnish EAU with all information concerning AQUAGEN that is reasonably required for inclusion in the proxy or other disclosure materials used by EAU to obtain approval of this Plan and Agreement from its
Shareholders.

ARTICLE 9
Conditions to Obligations of AQUAGEN and EAU

The obligations of AQUAGEN and EAU to effect the Acquisition hereunder are, at their respective elections, subject to the satisfaction or waiver of the following condition:

9.01. Stockholder Approval. On or before the Closing, AQUAGEN's stockholders shall have approved this Agreement.

ARTICLE 10
Further Conditions and Obligations of AQUAGEN

The obligation of AQUAGEN to effect the Acquisition hereunder is, at is option, subject to the satisfaction or waiver of the following further conditions:

10.01. Representation Letter. All of the representations and warranties of EAU contained in this Agreement shall be true as of the Effective Date of the Acquisition as though such representations and warranties were then made in exactly the same language, and EAU shall have performed all obligations and complied with all covenants required by this Agreement to be performed or complied with by it prior to the Effective Date of the Acquisition. At the Closing, AQUAGEN shall have received a certificate, dated the Closing, executed by the President and by the Secretary of EAU, certifying in such detail as AQUAGEN may reasonably request as to the accuracy of such representations and warranties and the fulfillment of such obligations and compliance with such covenants as of the Closing in the form of Exhibit 10.1, hereto.

10.02. Litigation. No action shall have been instituted by any governmental agency challenging the legality of the Acquisition or seeking to prevent or delay consummation of the transactions contemplated by this Agreement that shall have resulted in preliminary or permanent injunctive relief prohibiting consummation of the Acquisition.

10.03 Loan to AQUAGEN. Prior to the execution of this Agreement, EAU loan the sum of $75,000 to AQUAGEN to pay for certain operating expenses (the "Loan"). Upon the Closing, the Loan shall be forgiven and extinguished. Should the transaction contemplated by this Agreement not be completed or should it for some reason be "unwound," AQUAGEN shall repay to EAU the Loan.

ARTICLE 11
Further Conditions to Obligations of EAU

The obligation of EAU to effect the Acquisition hereunder is, at its option, subject to the satisfaction or waiver of the following further conditions:

11.01. Certificate. All of the representations and warranties of AQUAGEN contained in this Agreement shall be true as of the Effective Date of the Acquisition as though such representations and warranties were then made in exactly the same language, and AQUAGEN shall have performed all obligations and complied with all covenants required by this Agreement to be performed or complied with by it prior to the Effective Date of the Acquisition. At the Closing, EAU shall have received a certificate, dated the Closing, executed by the President and the Secretary or Vice-President of AQUAGEN, certifying as to the accuracy of such representations and warranties and the fulfillment of such obligations and compliance with such covenants as of the Closing, in the form of Exhibit 11.01, hereto.

11.02. Litigation. No action shall have been instituted by any governmental agency challenging the legality of the Acquisition or seeking to prevent or delay consummation of the transactions contemplated by this Agreement that shall have resulted in preliminary or permanent injunctive relief prohibiting consummation of the Acquisition.

ARTICLE 12
Termination: Abandonment of Acquisition

12.01. Termination. This Agreement may be terminated and the Acquisition abandoned at any time prior to the
Closing Date, whether before or after submission to or approval by the stockholders of AQUAGEN: (A) by mutual agreement of the Boards of Directors of AQUAGEN and EAU; or (B) by the Board of Directors of either EAU or AQUAGEN if the Closing shall not have taken place on or prior to March 15, 2005, other than by reason of default by the terminating party.

12.02. Liability. In the event of termination of this agreement, and abandonment of the Acquisition by either
AQUAGEN or EAU as provided in this Agreement, this Agreement shall forthwith become wholly void and of no effect and (except for liability of a party where default by such party has occasioned the termination of this Agreement and abandonment of the Acquisition by the non-defaulting party) there shall be no liability on the part of either AQUAGEN or EAU or their respective officers, directors or stockholders (except as set forth herein).

ARTICLE 13
Miscellaneous

13.01. Notices. Any notice, request, instruction or other document to be given under this Agreement after the date hereof by any party hereto to any other shall be in writing and shall be delivered personally or sent by registered or certified mail, postage prepaid, to each party's last known address.

13.02. Waivers. Each party may, by written instrument, extend the time for the performance of any of the obligations or other acts of any party hereto, and (A) waive any inaccuracies of such other party in the representations and warranties contained herein or in any document delivered pursuant to this Agreement, (B) waive compliance with any of the covenants of such other party contained in this Agreement, (C) waive such other party's performance of any of the obligations set out in this
Agreement and (D) waive any condition to its obligation to effect the Acquisition. Any agreement on the part of any party hereto for any such extension or waiver shall be validly and sufficiently authorized for the purposes of this Agreement if it is authorized and executed as to AQUAGEN, by its President, and as to EAU, by its President.

13.03. Amendments. This Agreement may be amended at any time prior to the Effective Date of the Acquisition, whether before or after the meeting of stockholders of AQUAGEN, by a written instrument executed by AQUAGEN and EAU with the approval of their respective Boards of Directors, provided that no amendment shall change the exchange ratios set forth in Articles 3.01 without the approval of the stockholders of both EAU and AQUAGEN.

13.04. Governing Law and Time. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada and any conflict in such laws shall be resolved according to conflicts of law principles. Time shall be of the essence of this Agreement.

13.05. Parties. This Agreement shall inure to the benefit of and be binding upon AQUAGEN and EAU and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties to this Agreement and their respective successors, and any person who controls
AQUAGEN or EAU within the meaning of Section 15 of the Securities Act of 1933, and the heirs and legal representatives of each of them, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained in this
Agreement. This Agreement and all conditions and provisions of this Agreement are intended to be for the sole and exclusive benefit of the parties to this Agreement and their respective successors, heirs and legal representatives and such controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation.

13.06. Complete Agreement - Severability. This Agreement contains the entire understanding between the parties and supersedes any and all prior agreements between the parties. If any provision of this Agreement is found to be void by any court of competent jurisdiction, the remaining provisions shall remain in full force and effect.

13.07. Multiple Copies. This Agreement may be executed in multiple copies, each of which shall constitute an original, but all of which shall constitute one and the same agreement.

IN WITNESS WHEREOF, AQUAGEN and EAU have caused this Agreement and Plan of Acquisition to be executed as of the date first above written.

AQUAGEN INTERNATIONAL, INC.
By: _____________________________
Its: President

ELECTRIC AQUAGENICS UNLIMITED, INC.
By: _____________________________
Its: CEO

Exhibit 5.03

AQUAGEN'S ARTICLES OF INCORPORATION & BY LAWS

Delivered to EAU.

Exhibit 6.03

EAU'S ARTICLES OF INCORPORATION & BY LAWS

Delivered to Aquagen.

Exhibit 6.04

EAU'S UNAUDITED FINANCIAL STATEMENT

Delivered to Aquagen.

Exhibit 6.05

MINUTES OF EAU'S BOARD OF
DIRECTORS' APPROVAL

Minutes-Board of Directors
ELECTRIC AQUAGENICS UNLIMITED, INC. (the "Company")

Date: February 10, 2005

1. Welcome: Mr. Karren welcomed board members.

2. Waiver of Notice: All board members waived notice of the board of directors (the "Board") meeting, as required by the
Company's by-laws.

3. Acquisition of Aquagen International Inc.'s Assets and Assumption of Certain Liabilities: Mr. Karren put before the Board a proposal whereby the Company acquires all of Aquagen International, Inc.'s ("Aquagen") assets (the "Assets"). The Company will pay
321,000 shares of its common stock, $125,000 to pay an obligation owed to VIP WorldNet, Inc. by Aquagen and assume certain of
Aquagen's liabilities.

UPON MOTION DULY MADE AND SECONDED IT WAS PROPOSED, that the Company acquires all of Aquagen's Assets and pay
321,000 shares of its common stock, $125,000 to pay an obligation owed to VIP WorldNet, Inc. by Aquagen and assume certain of
Aquagen's liabilities; and that the Company's officers be empowered to negotiate and finalize the acquisition of the Assets.

RESOLVED UPON UNANIMOUS CONSENT, that the Company acquires all of Aquagen's Assets and pay 321,000 shares of its common stock, $125,000 to pay an obligation owed to VIP WorldNet, Inc. by Aquagen and assume certain of Aquagen's liabilities;
and that the Company's officers be empowered to negotiate and finalize the acquisition of the Assets.

There being no further business, the meeting was adjourned.

Dated this 10th day of February 2005.
__________________________
Gaylord Karren, Chairman

Exhibit 6.15

SCHEDULE OF EAU'S SHAREHOLDERS

This schedule is maintained by EAU and its Transfer Agent and is available. A schedule will not be attached to this Agreement.

Exhibit 8.01

MINUTES OF AQUAGEN'S SHAREHOLDERS' APPROVAL

Minutes-Shareholders' Consent Meeting
Aquagen International, Inc. (the "Company")

Board Members And Officers Present:	Joanne Clinger, Brett Clinger & Wayne Reichmann
Date:	December 31, 2004

1. Welcome: Ms. Clinger, Chairman of the Company's board of directors welcomed shareholders and officers. Ms.
Clinger informed those present that this was a consent meeting of shareholders to approve certain actions taken by the Company's board of directors, described infra (the "Directors' Actions").

2. Consent Meeting: Ms. Clinger explained the following: If the proposed Directors' Actions were not adopted by written consent, it would be required to be considered by the Company's stockholders at a special stockholders' meeting convened for the specific purpose of approving the Directors' Actions. The elimination of the need for a special meeting of stockholders to approve the Directors' Actions is made possible by Nevada Revised Statutes (the "Nevada Law"), which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a special meeting. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the Directors' Actions as early as possible in order to accomplish the purposes of the Company as hereafter described, the Company's Board of Directors voted to use the written consent of the holders of a majority in interest of the Voting
Capital Stock of the Company. Brett Clinger was appointed Inspector of Votes for this Meeting.

3. Shares Present: Shareholders owning 68% of the Company's shares or 68% of the outstanding shares voted on the matters put forth at this meeting. This constitutes a majority of the Company's shareholders according the Nevada Law.

4. Waiver of Notice: All shareholders present waived notice of this shareholder consent meeting, as required by the Company's by-laws and the Nevada Law.

5. Acquisition of the Company's Assets by Electric Aquagenics Unlimited, Inc. ("EAU"): It was proposed that the Company sell its assets to EAU in a tax-free transaction, with EAU Financial Solutions Corporation for A) For 350,000 shares of
EAU's stock, to be disbursed to the Aquagen shareholders as follows: for every 18.8 shares of Aquagen stock, each shareholder will receive 1 share of EAU's stock; B) For $125,000 to be paid to VIP WorldNet, Inc. to repay certain loans by WorldNet to the Company;
and C) For assumption of certain other of the Company's liabilities.

Vote: ______ votes, or 68% of the Company's issued and outstanding shares, voted in favor of the sales of its assets to EAU in a tax-free transaction, with EAU Financial Solutions Corporation for A) For 321,429 shares of EAU's stock, to be disbursed to the Aquagen shareholders as follows: for every 18.8 shares of Aquagen stock, each shareholder will receive 1 share of
EAU's stock; B) For $125,000 to be paid to VIP WorldNet, Inc. to repay certain loans by WorldNet to the Company; and C) For assumption of certain other of the Company's liabilities.

6. Directors. It was proposed that the following serve as directors until the next meeting of shareholders:
Joanne Clinger, John Hopkins and Brett Clinger (the "Directors") and that Joanne Clinger serve as chairman of the Board of Directors.

Vote: ______ votes, or ___% of the Company's issued and outstanding shares, voted in favor of electing the
Directors to serve until the next shareholders' meeting and that Joanne Clinger serve as Chairman of the Board of Directors.

There being no further business, the shareholder consent meeting was adjourned.

Dated this ___day of December 2004.

_________________________________________
Chairman of the Board of Directors,

________________________________________
Inspector of the Votes

Exhibit 10.1

AQUAGEN
Certification

I hereby certify that all representations and warranties of AQUAGEN contained in this agreement are accurate and true as of
March __, 2005. Furthermore AQUAGEN has performed all known obligations and complied with all known covenants required by this agreement.

_______________________________
Joanne Clinger,
President & CEO

Exhibit 11.1

EAU
Certification

I hereby certify that all representations and warranties of EAU contained in this agreement are accurate and true as of
March __, 2005. Furthermore EAU has performed all known obligations and complied with all known covenants required by this agreement.

_________________________________
Gaylord Karren,
President & CEO